Operating expense	6 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Operating expense	Operating expense
The following table provides the unaudited condensed consolidated interim statement of operation classification of our total operating expense:

(in KUSD)	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Cost of product sales	2,266	121	2,795	121

R&D
External costs (1)	30,175	21,983	59,343	46,289
Employee expense (2)	18,362	17,550	38,146	32,416
R&D expenses	48,537	39,533	97,489	78,705

S&M
External costs (3)	9,259	5,726	18,170	11,016
Employee expense (2)	8,400	9,495	17,859	18,116
S&M expenses	17,659	15,221	36,029	29,132

G&A
External costs (1)	5,880	5,872	13,519	10,605
Employee expense (2)	12,360	13,495	23,732	26,344
G&A expenses	18,240	19,367	37,251	36,949
Total operating expense	86,702	74,242	173,564	144,907
(1) Includes depreciation expense
(2) Includes share-based compensation expense
(3) Includes depreciation expense for Property, plant and equipment for the three and six months ended June 30, 2022. All other depreciation expense was not material for the three and six months ended June 30, 2022. All depreciation expense was not material for the three and six months ended June 30, 2021.

The increase in Cost of product sales in the three and six months ended June 30, 2022, was primarily associated with USD 1.7 million of impairment charges related to the manufacturing of antibodies that was not within the company's specifications. In addition, Cost of product sales increased due to a full half-year of sales activity in 2022 as compared to the same periods in 2021 due to the commencement of ZYNLONTA sales in May 2021.

As a result of FDA approval of ZYNLONTA in April 2021, the Company reversed KUSD 6,752 of previously recorded impairment charges during the three and six months ended 2021, relating to inventory costs incurred for the manufacture of product prior to FDA approval. External costs increased primarily as a result of higher chemistry, manufacturing and controls ("CMC") expense due to manufacturing activities to support the ADCT-212 program during the three and six months ended June 30, 2022 as well as our continued clinical trials to expand the potential market opportunities for ZYNLONTA in earlier lines of therapy and new histologies, advance Cami to support a BLA submission and build our pipeline. Employee expense increased primarily due to higher employee headcount.
The increase in S&M expenses in the three and six months ended June 30, 2022 was primarily due to increased professional expenses relating to the commercial launch of ZYNLONTA. Employee expense decreased due to lower share-based compensation expense.
The decrease in G&A expenses in the three months ended June 30, 2022 was primarily due to lower share-based compensation expense. The increase in G&A expenses in the six months ended June 30, 2022 was primarily due to higher professional fees associated with the license agreement entered into with MTPC.